Exhibit 77(q)(1)

                                    EXHIBITS

(a)(1) Form of Establishment and Designation of Series, establishing the ING Principal Protection Fund III - filed as an exhibit to Post-Effective Amendment No. 19 to the Registrant's Form N-1A Registration Statement on January 15, 2002 and incorporated herein by reference.

(a)(2) Form of Certificate of Amendment of Declaration of Trust and Redesignation of Series - filed as an exhibit to Post-Effective Amendment No. 24 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(a)(3) Form of Establishment and Designation of Series, establishing the ING Principal Protection Fund IV - filed as an exhibit to Post-Effective Amendment No. 27 to the Registrant's Form N-1A Registration Statement on May 29, 2002 and incorporated herein by reference.

(b) The text of the ING MidCap Opportunities Fund's new investment policy complying with Rule 35d-1 is incorporated by reference to prospectus and statement of additional information disclosure contained in Post-Effective Amendment No. 24 to the Registrant's Form N-1A Registration Statement on February 27, 2002.

(e)(1) Form of Sub-Advisory Agreement between ING Investments, LLC and Brandes Investment Partners LP, with respect to the ING MidCap Value and ING SmallCap Value Funds - filed as an exhibit to Post-Effective Amendment No. 22 to the Registrant's Form N-1A Registration Statement on February 15, 2002 and incorporated herein by reference.

(e)(2) Form of Amended and Restated Schedule A to the Investment Management Agreement between the Registrant, on behalf of ING Principal Protection Fund III, and ING Investments, LLC - filed as an exhibit to Post-Effective Amendment No. 23 to the Registrant's Form N-1A Registration Statement on February 22, 2002 and incorporated herein by reference.

(e)(3) Form of Amended and Restated Schedule A to the Sub-Advisory Agreement between ING Investments, LLC, and Aeltus Investment Management, Inc., with respect to the ING Principal Protection Fund III - filed as an exhibit to Post-Effective Amendment No. 23 to the Registrant's Form N-1A Registration Statement on February 22, 2002 and incorporated herein by reference.

(e)(4) Form of Amended and Restated Schedule A to the Investment Management Agreement between the Registrant, on behalf of ING Principal Protection Fund IV, and ING Investments, LLC - filed as an exhibit to Post-Effective Amendment No. 27 to the Registrant's Form N-1A Registration Statement on May 29, 2002 and incorporated herein by reference.

(e)(5) Form of Amended and Restated Schedule A to the Sub-Advisory Agreement between ING Investments, LLC, and Aeltus Investment Management, Inc., with respect to the ING Principal Protection Fund IV - filed as an exhibit to Post-Effective Amendment No. 27 to the Registrant's Form N-1A Registration Statement on May 29, 2002 and incorporated herein by reference.